UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Lake Avenue Ext., Danbury, Connecticut	06811-5286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ETD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

On November 4, 2026, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 25,204,416 shares of the Company’s common stock, $0.01 par value, eligible to vote at the Annual Meeting, 21,110,784 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. The election of directors at the Annual Meeting was contested. Stockholders were asked to elect five directors from among the five nominees recommended by the Company’s Board of Directors (the “Board”) and the five nominees proposed by DGB Investment, Inc. and its affiliates. In accordance with the Company’s bylaws, because the number of nominees exceeded the number of directors to be elected, directors were elected by a plurality of the votes cast, meaning that the five nominees receiving the highest number of “FOR” votes were elected. Based on the final voting results certified by the independent inspector of election, Maria Eugenia Casar, Tara I. Stacom, Douglas G. Bergeron, Kristine E. Miller, and Stephen Oblak were elected to serve a one-year term until the 2027 Annual Meeting of Stockholders. Each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. The voting results were as follows:

Director Nominee	For	Withhold
Maria Eugenia Casar	13,032,452	7,602,429
M. Farooq Kathwari	7,379,087	13,255,799
David M. Sable	8,936,751	11,698,132
Tara I. Stacom	10,794,820	9,840,063
Cynthia Ekberg Tsai	9,838,223	10,796,658
Douglas G. Bergeron	11,697,053	8,921,122
Anna Brockway	7,172,407	13,445,764
Kristine E. Miller	10,232,341	10,385,833
Stephen Oblak	13,534,684	7,083,491
Stefanie Tsen Ward	9,945,143	10,673,030

Proposal 2: Approve, through a non-binding advisory vote, the fiscal 2026 compensation awarded to the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved as follows:
			Broker
For	Against	Abstain	Non-Votes
16,724,997	1,769,488	2,153,122	463,176

Proposal 3: Ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal 2027 year. The selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal 2027 year was ratified by the following vote:

For	Against	Abstain
18,477,532	601,853	2,031,398

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC. (Registrant)

Date: November 6, 2026	By:	/s/ Matthew J. McNulty
Matthew J. McNulty
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)